EXHIBIT 26.3
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                     UNDER THE TRUST INDENTURE ACT OF 1939

                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(B)(2)
                                                      --------

                          ---------------------------
                       THE FIRST NATIONAL BANK OF CHICAGO
              (Exact name of trustee as specified in its charter)

 A National Banking Association                                 36-0899825
                                                            (I.R.S. employer
                                                          identification number)

One First National Plaza, Chicago, Illinois                     60670-0126
(Address of principal executive offices)                         (Zip Code)

                       The First National Bank of Chicago
                      One First National Plaza, Suite 0286
                          Chicago, Illinois 60670-0286
             Attn: Lynn A. Goldstein, Law Department (312) 732-6919
           (Name, address and telephone number of agent for service)

                          ---------------------------

                          THE CIT GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                                                 13-2994534
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                            Identification number)

1211 Avenue of the Americas                                      10036
New York, New York                                             (Zip Code)
(Address of Principal Executive Offices)

                                Debt Securities
                      (Title of the indenture securities)


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Item       1. General Information.  Furnish the following  information as to the trustee:

           (a) Name and address of each examining or supervision authority to which it is subject.

               Comptroller of Currency, Washington, D. C., Federal Deposit Insurance Corporation, Washington, D. C., The Board of Governors of the Federal Reserve System, Washington, D. C..

           (b) Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item     2. Affiliations with the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               No such affiliation exists with the trustee.

Item       16. List of Exhibits. List below all exhibits filed as a part of this
               Statement of Eligibility.

                1. A copy of the articles of  association  of the trustee now in effect.*

                2. A copy of the  certificates  of  authority  of the trustee to commence business.*

                3. A  copy  of the  authorization  of the  trustee  to  exercise corporate trust powers.*

                4. A copy of the existing by-laws of the trustee.*

                5. Not applicable.

                6. The consent of the trustee  required by Section 321(b) of the
                   Act.

                7. A copy of the  latest  report  of  condition  of the  trustee
                   published   pursuant  to  law  or  the  requirements  of  its
                   supervising or examining authority.

                8. Not applicable.

                9. Not applicable.

* Exhibit 1,2,3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 12 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit 26 to the Registration Statement on Form S-3 of The CIT Group Holdings, Inc., filed with the Securities and Exchange Commission on February 16, 1993 (Registration No. 33-58418).

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 13th day of March, 1995.


                                       The First National Bank of Chicago,
                                       Trustee,


                                       By: /s/ Steven M. Wagner
                                           -----------------------------
                                               Steven M. Wagner
                                               Vice President & Senior Counsel
                                               Corporate Trust Services Division


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                                   EXHIBIT 6


                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                                March 13, 1995


Securities and Exchange Commission
Washington, D. C.  20549

Gentlemen:

In connection with the qualification of an indenture between The CIT Group Holdings, Inc. and The First National Bank of Chicago, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State Authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                        Very truly yours,

                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By: /s/Steven M. Wagner
                                            ----------------------------
                                               Steven M. Wagner
                                               Vice President and Senior Counsel
                                               Corporate Trust Services Division

                                   EXHIBIT 7


     A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Legal Title of Bank:  The First National Bank of Chicago    Call Date: 12/31/94
                                                       ST-BK:  17-1630 FFIEC 031

Address:              One First National Plaza, Suite 0460             Page RC-1
City, State  Zip:     Chicago, IL  60670-0460
FDIC Certificate No.: 0/3/6/1/8

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                   C400
                                                                        Dollar Amounts in                          -----
                                                                            Thousands                RCFD     BIL MIL THOU
                                                                        -----------------            ----     ------------     ----
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1) ..........                              0081      3,776.149       1.a.
    b. Interest-bearing balances(2) ...................................                              0071      7,670,634       1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) ......                              1754        163,225       2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ...                              1773        533,857       2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold .............................................                              0276      4,037,205       3.a.
    b. Securities purchased under agreements to resell ................                              0277        423,381       3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
       RC-C) ..........................................................  RCFD 2122  15,617,618                                 4.a.
    b. LESS: Allowance for loan and lease losses ......................  RCFD 3123     351,191                                 4.b.
    c. LESS: Allocated transfer risk reserve ..........................  RCFD 3128        0                                    4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c) ...........................                              2125     15,266,427       4.d.
5.  Assets held in trading accounts ...................................                              3545      8,227,304       5.
6.  Premises and fixed assets (including capitalized leases) ..........                              2145        512,222       6.
7.  Other real estate owned (from Schedule RC-M) ......................                              2150         46,996       7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) ....................................                              2130          7,571       8.
9.  Customers' liability to this bank on acceptances outstanding ......                              2155        507,151       9.
10. Intangible assets (from Schedule RC-M) ............................                              2143        120,504      10.
11. Other assets (from Schedule RC-F) .................................                              2160      1,250,306      11.
12. Total assets (sum of items 1 through 11) ..........................                              2170     42,542,932      12.

- -------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:   The First National Bank of Chicago    Call Date: 12/31/94
                                                       ST-BK:  17-1630 FFIEC 031
Address:               One First National Plaza, Suite 0460            Page RC-2
City, State  Zip:      Chicago, IL  60670-0460
FDIC Certificate No.:  0/3/6/1/8

Schedule RC-Continued

                                                                        Dollar Amounts in
                                                                           Thousands                      Bil Mil Thou
                                                                       --------------------               ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1) ................................                             RCON 2200   15,103,504    13.a.
       (1) Noninterest-bearing(1) .................................    RCON 6631  6,129,078                               13.a.(1)
       (2) Interest-bearing .......................................    RCON 6636  8,974,426                               13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II) .........................                             RCFN 2200   10,633,999    13.b.
       (1) Noninterest bearing ....................................    RCFN 6631    460,916                               13.b.(1)
       (2) Interest-bearing .......................................    RCFN 6636 10,173,083                               13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of
    its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased ....................................                             RCFD 0278    2,883,499    14.a.
    b. Securities sold under agreements to repurchase .............                             RCFD 0279      502,401    14.b.
15. a. Demand notes issued to the U.S. Treasury ...................                             RCON 2840      112,289    15.a.
    b. Trading Liabilities ........................................                             RCFD 3548    4,798,720    15.b.
16. Other borrowed money:
    a. With original maturity of one year or less .................                             RCFD 2332    2,355,421    16.a.
    b. With original  maturity of more than one year ..............                             RCFD 2333      382,801    16.b.
17. Mortgage indebtedness and obligations under capitalized
    leases ........................................................                             RCFD 2910      275,794    17.
18. Bank's liability on acceptance executed and outstanding .......                             RCFD 2920      507,151    18.
19. Subordinated notes and debentures .............................                             RCFD 3200    1,225,000    19.
20. Other liabilities (from Schedule RC-G) ........................                             RCFD 2930      860,989    20.
21. Total liabilities (sum of items 13 through 20) ................                             RCFD 2948   39,641,568    21.
22. Limited-Life preferred stock and related surplus ..............                             RCFD 3282            0    22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus .................                             RCFD 3838            0    23.
24. Common stock ..................................................                             RCFD 3230      200,858    24.
25. Surplus (exclude all surplus related to preferred stock) ......                             RCFD 3839    2,273,657    25.
26. a. Undivided profits and capital reserves .....................                             RCFD 3632      431,545    26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities .................................................                             RCFD 8434      [ 4,184)   26.b.
27. Cumulative foreign currency translation adjustments ...........                             RCFD 3284         (512)   27.
28. Total equity capital (sum of items 23 through 27) .............                             RCFD 3210    2,901,364    28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28) ........................                              RCFD 3300   42,542,932    29.

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the  most
    comprehensive level of auditing work performed for the bank by independent external                     Number
    auditors as of any date during 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . .          RCFD 6724 N/A     M.1.

1 =  Independent audit of the bank conducted in accordance
     with generally accepted auditing standards by a certified
     public accounting firm which submits a report on the bank
2 =  Independent audit of the bank's parent holding company
     conducted in accordance with generally accepted auditing
     standards by a certified public accounting firm which
     submits a report on the consolidated holding company
     (but not on the bank separately)
3 =  Directors' examination of the bank conducted in
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)
4 =  Directors' examination of the bank performed by other
     external auditors (may be required by state chartering
     authority)
5 =  Review of the bank's financial statements by external
     auditors
6 =  Compilation of the bank's financial statements by external auditors
7 =  Other audit procedures (excluding tax preparation work)
8 =  No external audit work
- -----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.